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                                                                    Exhibit 99.1

                                  BEFORE THE
                        FEDERAL COMMUNICATIONS COMMISSION
                              WASHINGTON DC  20554



In re Application of                          )
                                              )
GRANITE BROADCASTING                          )
CORPORATION,                                  )
Transferor                                    )
                                              )
          and                                 )     File No. BTCCT-20011221AAS
                                              )
NATIONAL BROADCASTING                         )
COMPANY, INC.,                                )
Transferee                                    )
                                              )
For Consent to Transfer Control               )
Of Station KNTV(TV), San Jose, California     )
(Facility ID No. 35280)                       )


To:     The Commission




                        OPPOSITION TO PETITION TO DENY


                                        Tom W. Davidson, Esq.
                                        Daniel E. Pollner, Esq.
                                        Akin, Gump, Strauss, Hauer & Feld, L.L.P
                                        1676 International Drive
                                        McLean, Virginia  22102

                                        Attorneys for KNTV License, Inc.



February 11, 2002

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I.   INTRODUCTION

     KNTV License, Inc., licensee of Station KNTV(TV), San Jose, California ("KNTV"), by its attorneys and pursuant to Section 73.3584(b) of the Commission's Rules, 47 C.F.R. Section 73.3584(b), hereby opposes the Petition to Deny ("Petition") filed on January 28, 2002 by Paxson Communications Corporation ("Paxson") against the above-referenced application ("KNTV Application") for consent to the transfer of control of Station KNTV(TV), San Jose, California, from Granite Broadcasting Corporation ("Granite" or "the Company") to National Broadcasting Company, Inc. ("NBC"). The Petition mirrors an earlier petition to deny ("Telemundo Petition") filed by Paxson on December 4, 2001 in connection with an application filed by NBC and Telemundo Communications Group, Inc. ("Telemundo") for consent to the transfer of control of Telemundo from the shareholders of Telemundo to an affiliate of NBC(1). As was persuasively demonstrated in the oppositions to the Telemundo Petition by both NBC and Telemundo, Paxson's argument is totally lacking in merit and substance(2). The Petition is duplicative of the earlier-filed Telemundo Petition and should be summarily denied. More importantly, as explained below, it is not necessary for the Federal Communications Commission ("FCC" or "Commission") to address the allegations set forth in the Paxson Petition for the FCC to grant the instant KNTV Application. Resolution of the issues raised in Paxson's Petition have

---------------------------------
(1) In re Applications of Telemundo Communications Group, Inc. and TN Acquisition Corp. for Transfer of Control of Station KSTS(TV), San Jose, California, ET AL., File Nos. BTCCT-20011101ABK, ET SEQ. ("Telemundo Proceeding"). In addition to filing the Telemundo Petition in the Telemundo Proceeding, Paxson also filed a Request for Declaratory Ruling ("Request"), in which it makes the same arguments that it asserts in the Telemundo Petition and asks the Commission for a declaratory ruling that NBC has an attributable interest in Paxson. SEE In the Matter of the Relationship of Paxson Communications Corporation and National Broadcasting Company, Inc., REQUEST FOR DECLARATORY RELIEF, filed on December 4, 2001 by Paxson Communications Corporation. Since the Request and the Telemundo Petition set forth the same arguments and seek the same relief (I.E., a determination that NBC has an attributable interest in Paxson), both pleadings are referred to herein as the Telemundo Petition.

(2) SEE, E.G., Opposition to Petition to Deny, filed by National Broadcasting Company, Inc.; Consolidated Opposition to Petitions to Deny and Request for Expedited Resolution, filed by Council Tree Hispanic Broadcasters II, L.L.C.; Consolidated Opposition to Petitions to Deny, filed by Telemundo
Communications Group, Inc.

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no bearing on the issues before the FCC in this proceeding. Accordingly,
Granite respectfully requests expedited action on the KNTV Application.

II.  BACKGROUND

     Granite is the owner and operator of nine television stations, which are located primarily in small and medium-sized television markets scattered throughout the country(3). Reaching more than seven percent of the United States population, Granite is the largest minority-owned and controlled operator of television stations in the United States. Like many other small group owners of television stations, however, Granite is facing financial difficulties, the result of a weakening U.S. economy and a massive drop in advertising revenue that has plagued the entire industry(4). As the television advertising market has suffered, it has become more difficult for Granite to service its substantial debt.

     By the end of the third quarter of 2001, the combination of the economic downturn and the dramatic decrease in advertising revenue caused Granite, like many other similarly situated small and medium-sized television station group owners, to renegotiate covenants to its credit agreement to avoid falling out of compliance with its loan covenants. Granite secured a waiver from its creditors to provide it with more latitude with respect to certain financial performance requirements. Unable to raise additional equity or to generate additional cash flow from the stations, Granite is now being forced by its creditors to sell assets to generate cash sufficient to retire a significant portion of its outstanding debt and, thereby, restore financial stability to the company.

---------------------------------
(3) Granite currently owns and operates television stations in the following cities: Buffalo, NY, Detroit, MI, Duluth, MN, Fort Wayne, IN, Fresno, CA, Peoria, IL, San Francisco, CA, San Jose, CA, and Syracuse, NY.

(4) For a discussion of the financial woes facing the television industry generally and Granite in particular, SEE, E.G., Diane Mermigas, "Year of Transformation Ahead," ELECTRONIC MEDIA, December 3, 2001.

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     Following extensive negotiations, Granite agreed to sell KNTV to NBC for needed cash. The sale of KNTV to NBC, however, must be consummated promptly to ensure that Granite does not suffer further financial problems. The
Company has reached a temporary waiver of certain of its covenants with its lenders until May 2, 2002 to provide Granite with sufficient time to close the KNTV transaction and retire a significant portion of its debt. One of the Company's debt indentures prevents the Company from incurring any debt in excess of its current outstanding debt. If the KNTV transaction does not close by May 2, 2002, the Company will not be able to borrow funds which may be necessary to meet its cash requirements in May and June 2002. Any delay in consummation of the transaction beyond May 2 will jeopardize the KNTV transaction and be very costly to Granite.

     It is crucial, therefore, that the Commission act on the KNTV Application expeditiously. Under these circumstances, undue delay will force the nation's largest minority-owned and controlled broadcasting company into financial distress and jeopardize the remaining eight stations in the group. The only opposition to the KNTV Application is the Paxson Petition, which, as explained below, is an attempt by Paxson to gain leverage in its private commercial dispute with NBC by raising baseless FCC challenges to NBC's acquisitions. The Commission, therefore, must immediately take action on the KNTV Application to prevent Paxson from using the Commission's petition to deny process to leverage its negotiating power in its solely private commercial dispute with NBC. Paxson's meritless and misplaced allegations should not delay action on the KNTV Application. Most importantly, Granite's employees, lenders, shareholders, and the millions of loyal viewers in these small and medium-sized markets who rely upon Granite's stations for local news and other public service programming should not be made to suffer from Paxson's unfair tactics.

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     For the reasons set forth below, the allegations raised in the Paxson
Petition are without merit, are duplicative, and should be dismissed or denied. More importantly, however, as will be more fully explained and demonstrated below, the allegations raised in the Paxson Petition do not have to be addressed or resolved here in order for the Commission to act now on the KNTV Application.

III. PAXSON'S ALLEGATIONS ARE FRIVOLOUS, DUPLICATIVE, AND NOT PROPERLY RAISED IN THIS PROCEEDING

     A.   PAXSON'S ALLEGATIONS ARE DUPLICATIVE OF THE FRIVOLOUS
          ALLEGATIONS RAISED IN THE TELEMUNDO PROCEEDING.

     The frivolous nature of Paxson's allegations is well documented in the oppositions filed in the Telemundo Proceeding in response to Paxson's Telemundo Petition, which are incorporated herein by reference(5). Specifically, as explained in those oppositions, the relationship between NBC and Paxson has been carefully crafted and implemented so as to avoid ownership attribution of the Paxson stations to NBC under the Commission's rules. What Paxson has attempted to do in the Telemundo Proceeding, and now in this proceeding, is convert a solely private commercial dispute between Paxson and NBC, which is the subject of ongoing arbitration, into FCC ownership attribution allegations(6). NBC and other parties have already thoroughly demonstrated that Paxson's arguments are without merit and that NBC does not have an attributable interest in Paxson(7).

---------------------------------
(5) SEE, E.G., Opposition to Petition to Deny, filed by National Broadcasting Company, Inc.; Consolidated Opposition to Petitions to Deny and Request for Expedited Resolution, filed by Council Tree Hispanic Broadcasters II, L.L.C.; Consolidated Opposition to Petitions to Deny, filed by Telemundo
Communications Group, Inc.

(6) It is instructive that Paxson did not alert the FCC to NBC's alleged attributable interest in Paxson until NBC filed its request for consent to the Telemundo acquisition, which presented Paxson with the opportunity to gain leverage in its ongoing private commercial dispute with NBC by positing a baseless challenge to NBC's Telemundo application.

(7) SEE note 2.

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     Through its allegations, which depend on a novel and dubious interpretation of the Commission's attribution rules, Paxson is effectively seeking a grossly untimely reconsideration of those rules. Paxson admits as much by acknowledging that the underlying agreements between Paxson and NBC do not render NBC's investment in Paxson as cognizable under the FCC's ownership rules(8). Aside from the lateness of Paxson's request for the Commission to reconsider its ownership attribution rules, Paxson's attempt is also misplaced. If Paxson wants reconsideration, it should seek reconsideration independent from the Telemundo Proceeding and the instant proceeding. It is unfair and improper for Paxson to ask the Commission to delay action on these pending applications while it re-examines the ownership attribution issues that Paxson wants reconsidered. Instead, if the Commission is inclined to reconsider its attribution rules, as Paxson requests, it should do so in an independent proceeding and it should consent to NBC's acquisition of Telemundo and KNTV, subject to whatever revision of the attribution rules the Commission makes in the separate proceeding.

     Rather than repeat once again here the myriad reasons why Paxson's allegations are baseless, Granite instead shows that, as explained below, regardless of the validity of Paxson's allegations, the Commission need not resolve those allegations here before acting on the KNTV Application.

     B.   PAXSON'S ALLEGATIONS NEED NOT BE RESOLVED
          BEFORE THE COMMISSION ACTS ON THE KNTV APPLICATION.

     As explained above, in the Telemundo Petition Paxson argues that the application for consent to the transfer of control of Telemundo should be denied because NBC allegedly has an attributable interest in Paxson, making NBC's acquisition of Telemundo improper under the

---------------------------------
(8) SEE Petition at 3, 7.

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Commission's multiple ownership rules. Likewise, in this proceeding, Paxson argues that the KNTV Application should be denied because NBC allegedly has an attributable interest in Paxson, making NBC's acquisition of KNTV improper under the Commission's multiple ownership rules(9). In other words, the ultimate issue raised is identical -- Does NBC have an attributable interest in Paxson? However, while the issue is the same, there is one significant distinction that Paxson fails to consider and address.

     Specifically, Paxson's allegations in this proceeding are based upon the false assumption that NBC's acquisition of KNTV is the last of NBC's three alleged San Jose interests -- NBC's alleged attributable interest in Paxson being the first and NBC's acquisition of Telemundo's KSTS(TV), once approved and consummated, being the second. Importantly, the sale of Telemundo to NBC has not yet been approved or consummated. Thus, even if the FCC determines that NBC has an attributable interest in Paxson, there will be no multiple ownership problem in San Jose if the sale of KNTV is approved by the FCC now because there will be only two stations in San Jose attributable to NBC after the KNTV transaction is consummated - KNTV and Paxson's KKPX. In other words, the alleged San Jose triopoly described by Paxson will not occur until NBC owns both KNTV and Telemundo's KSTS. In light of this, it is undeniable that the sale of KNTV to NBC can be approved by the Commission now and consummated by the parties without any multiple ownership issue in San Jose (regardless of the merits of Paxson's claims), unless and until the Telemundo transaction is approved and consummated.

     Anticipating more Paxson strong-arm tactics, and to ensure that the FCC will promptly act on the KNTV Application without first having to address the merits of the Paxson allegations, KNTV and NBC entered into a letter agreement ("Letter Agreement") at the time their

---------------------------------
(9) SEE Petition at 3.

                                       6

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stock purchase agreement for KNTV was executed. The Letter Agreement expresses both parties' intent to have the FCC act promptly on the KNTV Application now without first having to address the merits of the Paxson allegations or act on the Telemundo Application. Specifically, the Letter Agreement requests grant of the KNTV Application conditioned on the outcome of the Telemundo Proceeding. The Letter Agreement, in pertinent part, provides that "in order to facilitate the FCC's approval of the KNTV Application without first resolving the Paxson Allegations . . . [NBC agrees] to accept and comply with any condition relating to the Paxson Allegations imposed by the FCC on its approval of the KNTV Application or the Telemundo Application."(10) In other words, NBC has agreed to take any actions to comply with FCC ownership rules that may be required as a result of the Commission's ultimate resolution of Paxson's allegations.

     Thus, in the unlikely event that, after the KNTV transaction is consummated, the FCC determines in the Telemundo Proceeding that NBC has an attributable interest in Paxson, NBC has agreed in advance to take any actions required to comply with the FCC's rules in light of that determination. There is no need to delay resolution of the KNTV Application until Paxson's allegations are resolved. Instead, the Commission can and should grant its consent to the KNTV acquisition by NBC, subject to the outcome of the Telemundo Proceeding. In this way, the Commission can effectively ensure compliance with its multiple ownership rules without unnecessarily delaying the acquisition of KNTV by NBC, the expeditious consummation of which is crucial to Granite's future, and the future of its remaining eight stations, its public

---------------------------------
(10) The parties filed a copy of the Letter Agreement with the KNTV Application. Another copy of the Letter Agreement is attached hereto and incorporated herein. Given that the Letter Agreement was attached to the KNTV Application, Paxson clearly was aware of NBC's pledge to conform to the outcome of the Telemundo Proceeding, making it even more obvious that the Paxson Petition filed in this proceeding was an attempt to unfairly use the FCC to gain leverage in its private dispute with NBC.

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shareholders and the communities so amply served by the local news and public affairs programming of its stations.

IV.  CONCLUSION

     In light of the foregoing, KNTV hereby respectfully requests that the Commission expeditiously act on the KNTV Application, dismiss as moot or deny Paxson's Petition, and grant consent to the transfer of control of KNTV(TV) to NBC, conditioned on NBC's compliance with any determination the Commission ultimately makes in the Telemundo Proceeding with respect to Paxson's Telemundo Petition.

                                        Respectfully submitted,
                                        KNTV LICENSE, INC.


                                        By:  /s/ Tom W. Davidson
                                             ---------------------------------
                                             Tom W. Davidson, Esq.
                                             Daniel E. Pollner, Esq.
                                             Akin, Gump, Strauss, Hauer &
                                             Feld, L.L.P
                                             1676 International Drive
                                             McLean, Virginia  22102

                                             ATTORNEYS FOR KNTV LICENSE, INC.


February 11, 2002




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